UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 26, 2026
Date of Report (Date of earliest event reported)

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Corporate Drive
Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
A copy of the press release issued by N-able, Inc. (the “Company”) relating to the matter described in Item 8.01 of this Current Report on Form 8-K is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.
The information furnished pursuant to this Item 7.01 of Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
On August 26, 2026, the Board of Directors of the Company approved an increase of $50 million to its share repurchase program, adding to the $45 million authorization remaining available as of June 30, 2026. Under the share repurchase program, the Company may repurchase shares of its common stock from time to time through open market purchases, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in privately negotiated transactions, or by other means, in accordance with applicable securities laws and other restrictions. The timing and total amount of repurchases will depend upon business, economic, and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The share repurchase program has no expiration date, may be suspended or discontinued at any time without notice, and does not obligate the Company to acquire any specific dollar amount or numbers of shares.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by N-able, Inc. dated August 28, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-able, Inc.

Dated:	August 28, 2026	By:	/s/ Tim O'Brien

Tim O'Brien
Chief Financial Officer